                                 SMITH BARNEY
                          FUNDAMENTAL VALUE FUND INC.

           CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  MARCH 31, 2003



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./(R)/

Your Serious Money. Professionally Managed./(R)/ is a registered service mark of Citigroup Global Markets Inc.


         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

[PHOTO]
JOHN G. GOODE
PORTFOLIO MANAGER



[PHOTO]
PETER J. HABLE
PORTFOLIO MANAGER

         Classic Series
   [GRAPHIC]


 Semi-Annual Report .  March 31, 2003

 SMITH BARNEY FUNDAMENTAL
 VALUE FUND INC.

      JOHN G. GOODE

      John G. Goode has more than 33 years of securities business experience and has managed the Fund since 1990. Education: BA in Economics, MBA from Stanford University.

      PETER J. HABLE

      Peter J. Hable has more than 19 years of securities business experience. Mr. Hable holds a BS in Economics from Southern Methodist University and an MBA from the University of Pennsylvania's Wharton School of Finance.

      FUND OBJECTIVE

      The Fund seeks long-term capital growth. Current income is a secondary consideration. The Fund invests primarily in common stock and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the managers believe are undervalued in the marketplace. While the managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return.

      FUND FACTS

      FUND INCEPTION
      ---------------------------------------
      November 12, 1981

      MANAGER INVESTMENT INDUSTRY EXPERIENCE
      ---------------------------------------
      33 Years (John G. Goode)
      19 Years (Peter J. Hable)

                     CLASS A  CLASS B CLASS L
---------------------------------------------
NASDAQ                SHFVX    SFVBX   SFVCX
---------------------------------------------
INCEPTION            11/12/81 11/6/92 8/10/93
---------------------------------------------

Average Annual Total Returns as of March 31, 2003* (unaudited)

                                    Without Sales Charges/(1)/
                                    Class A   Class B  Class L
                  --------------------------------------------
                  Six-Month+          4.37%     3.97%    3.86%
                  --------------------------------------------
                  Twelve-Month      (30.37)   (30.87)  (30.89)
                  --------------------------------------------
                  Five-Year           1.09      0.32     0.30
                  --------------------------------------------
                  Ten-Year            8.54      7.72      N/A
                  --------------------------------------------
                  Since Inception++  11.25      8.63     7.34
                  --------------------------------------------

                                     With Sales Charges/(2)/
                                    Class A   Class B  Class L
                  --------------------------------------------
                  Six-Month+         (0.83)%   (1.03)%   1.82%
                  --------------------------------------------
                  Twelve-Month      (33.84)   (34.32)  (32.25)
                  --------------------------------------------
                  Five-Year           0.06      0.16     0.11
                  --------------------------------------------
                  Ten-Year            7.99      7.72      N/A
                  --------------------------------------------
                  Since Inception++  10.99      8.63     7.23
                  --------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Total return is not annualized as it may not be representative of the total return for the year.

++ Inception dates for Class A, B and L shares are November 12, 1981, November
   6, 1992 and August 10, 1993, respectively.


What's Inside
Your Investment in the Smith Barney
 Fundamental Value Fund Inc. ..................................................1
Letter From the Chairman  .....................................................2

Manager Overview ..............................................................3

Fund at a Glance ..............................................................8

Historical Performance.........................................................9

Value of $10,000 .............................................................12

Schedule of Investments ......................................................13

Statement of Assets and Liabilities ..........................................18

Statement of Operations ......................................................19

Statements of Changes in Net Assets ..........................................20

Notes to Financial Statements ................................................21

Financial Highlights .........................................................26


[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./R/

Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

        YOUR INVESTMENT IN THE SMITH BARNEY FUNDAMENTAL VALUE FUND INC.

John G. Goode and Peter J. Hable seek to uncover unrecognized investment opportunities. They evaluate business fundamentals as well as industry forecasts to identify opportunities throughout the market.

                           A Focused Approach to Value Investing
                           John and Peter believe that the best long-term results can often be achieved by concentrating on a carefully selected group of securities.
                           A Disciplined Investment Approach
                           John and Peter search for leading businesses with sound fundamentals that are undervalued and, accordingly, have above-average potential for capital growth.
                           A Flexible Stock Selection Strategy
                           John and Peter's stock selection process considers both the business fundamentals of a prospective company as well as the outlook for its particular industry and overall economic trends. The Fund has the flexibility to invest across market capitalization and may increase its cash position if capital growth opportunities do not appear attractive.
[GRAPHIC OF Greek Columns] Portfolio Manager-Driven Funds--The Classic Series
                           The Classic Series is a selection of Smith Barney
                           Mutual Funds that invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives. The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines.
                           A Distinguished History of Managing Your Serious
                           Money
                           Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management.

                           When you invest in a fund that is managed by a Citigroup Asset Management adviser, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.

1 Smith Barney Fundamental Value Fund Inc. |
                    2003 Semi-Annual Report to Shareholders

                           LETTER FROM THE CHAIRMAN

[PHOTO]



R. JAY GERKEN

Chairman, President and Chief Executive Officer

Dear Shareholder,

We can't blame investors for feeling discouraged these days. The bear market that began three years ago has directly impacted many investors and clearly demonstrated that investing always involves a degree of risk. For many people whose first experience with investing was during the exuberant bull market of the 1990s, this was both a costly and painful lesson.

Clearly, there are valid reasons for the current pessimistic climate: the situation in the Middle East, the threat of terrorism at home, the dubious strength of corporate earnings and concerns over consumer spending, to name just a few.

Yet, a brief look at our history shows that, despite the sizable problem we face today, times have been worse. During the Great Depression, long bread lines formed in every major U.S. city. In 1962, the U.S. and the Soviet Union were on the brink of a nuclear conflict over Cuba. In 1973-74, the President of the United States resigned in disgrace and the Vietnam War tore the country apart, while the oil crisis resulted in cars lining up to buy precious allotments of gasoline.

Eventually, a stronger economy emerged from each of these crises.

The road to economic recovery will not be smooth, but we firmly believe that we are on the way. U.S. authorities have already forcefully dealt with the corporate malfeasance that eroded investor confidence last year. The pervasive bad geopolitical news has largely been reflected in more reasonable equity valuations. The Federal Reserve/i/ has cut short-term interest rates to their lowest levels in 40 years to promote consumer and corporate spending and we expect that an economic stimulus package will wind its way through Congress this year.

Yet no matter what the future holds, there are several things you can do now to best position your investment portfolio for whatever comes next.

    . First and foremost, you should talk with your financial adviser, who will work with you to find the best solutions for your individual investing needs.

    . Secondly, now is a great time to review your investment plan. Every successful investment strategy begins with a plan, so whether you already have one or not, times like these provide the perfect opportunity to make sure your portfolio is on track. Even if your long-term goals haven't changed, your financial advisor can help you to decide what you can do now to achieve them in the ever-changing market.

As always, thank you for your confidence in our investment management teams. Thank you especially for sticking with us through this very difficult bear market. Please read on to learn more about your Fund's performance and the Manager's strategy.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken
Chairman, President and Chief Executive Officer

April 10, 2003


2 Smith Barney Fundamental Value Fund Inc. |
                    2003 Semi-Annual Report to Shareholders

                               MANAGER OVERVIEW

Performance Review
For the six months ended March 31, 2003, Class A shares of the Smith Barney Fundamental Value Fund Inc. ("Fund"), without sales charges, returned 4.37%. The Fund performed slightly worse than its unmanaged benchmarks, the S&P 500 Index/ii/ and the Russell 3000 Index/iii/ which returned 5.01% and 4.74%, respectively, for the same period. However, the Fund outperformed its Lipper peer group of multi-cap value funds, which returned 2.69% for the same period./1/

The large capitalization component of the S&P 500 Index is approximately 85%, compared to approximately 70% for the Russell 3000 Index. Because of the Fund's significant holdings in smaller and mid-capitalization companies, we believe the Russell 3000 Index more closely matches the Fund's investment approach.

Factors Influencing Performance

During 2002, the stock market made a double bottom in late July and early October, not unlike the double bottom made at the end of the last extended severe bear market in 1974 (in September and December of that year). However, the market's recovery since October of last year has been muted for several reasons, including:

    . Concerns about going to war in Iraq that probably affected consumer spending and businesses' willingness to spend on capital expenditures and hire additional employees.
    . The economy grew during this period at a relatively slow pace
      (1 1/2% - 2%).
    . With key interest rates having been cut 12 times in recent years, the positive effects associated with the refinancing boom may be limited in the future.
    . Corporations have been focused on repairing their balance sheets in many cases, rather than trying to grow their businesses.

Nevertheless, we believe these factors will transition to a better economy and stock market over the course of 2003.

Investment Strategies Employed
There are several important sectors in the Fund's portfolio that have been overweighted compared with the S&P 500 Index. These include Consumer Discretionary (23% vs. 14%), Technology (17% vs. 15%) and Basic Materials (9.9% vs. 2.7%). Financial Services (17.3% vs. 20.3%) and Healthcare (12.1% vs. 15.3%) are the most notable underweight sectors in the portfolio. It is our belief that the U.S. economy and the stock market will be improving in the next six to nine months, and the overweight sectors in the portfolio should allow the Fund to benefit from this and hopefully outperform its benchmarks. We have maintained an underweight position in Financials, although a number of attractive purchases have been made in this segment of the portfolio in recent weeks and months.

The Fund has developed a modest "barbell" approach in the portfolio, reflecting one of the valuation anomalies we see at this time. The value of many smaller companies has declined sharply when compared to industry leaders, in the last year or so. This valuation spread is analogous to the very large yield spreads/iv/ that continue to exist in the bond market. It is our belief that some exposure to stocks that have declined 70% to 90% from their previous highs, but have solid balance sheets

--------
/1/Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the six-month period ended March 31, 2003, calculated among 506 funds in the multi-cap value fund category with reinvestment of dividends and capital gains excluding sales charges.

3 Smith Barney Fundamental Value Fund Inc. |
                    2003 Semi-Annual Report to Shareholders
and business prospects, is justified by the large discount at which they are currently selling. In an improving market environment, this basket of companies might be expected to appreciate substantially faster than the leading market indices.

Economic and Market Outlook
We feel the stock market outlook between now and the end of 2003 is favorable. Uncertainties exist in the aftermath of the war in Iraq, and there are continuing questions regarding the strength and vitality of the U.S. economy. Nevertheless, we believe many of these uncertainties are already factored into equity prices.

The chart/v/ below shows money market fund assets as a percentage of the Wilshire 5000 Total Market Index,/vi/ which captures the market value of most publicly traded stocks. Currently, the $2.4 trillion of money market assets represents 29% of the Wilshire 5000 Total Market Index. Over the last 21 years, there have been only two other occasions when this percentage was above 15%. The first was in 1982 (23%) when short-term interest rates were in double digits. The other was at the time of the first Gulf War (17% in 1991), when short-term interest rates were in high single digits. Currently, money market fund yields are below 1%, which means the current holdings of money market fund assets are indicative of the most risk-averse investor class in at least three decades. In effect, many investors are "stuffing their mattresses."

                                    [CHART]




4 Smith Barney Fundamental Value Fund Inc. |
                    2003 Semi-Annual Report to Shareholders

Risk-averse behavior is not limited to investors. Many companies are reducing receivables and inventories, maximizing near-term cash flow and cutting employment rather than hiring new workers. The chart/v/ below shows inventory to sales ratios in the U.S. since 1980. There has been a downward bias in this series because of computerization and just-in-time inventory ordering programs. However, the current reading for the relationship between inventories and sales suggests a "squeaky-clean" level of inventories that may not be consistent with improving levels of economic activity. The current reading suggests that many companies might need to add to inventories rather quickly if the historically high levels of monetary and fiscal stimulus lead to an improvement in the level of economic activity.

                                    [CHART]




5 Smith Barney Fundamental Value Fund Inc. |
                    2003 Semi-Annual Report to Shareholders

Sometimes analyzing "crowd behavior" can be helpful in making judgments about both the stock and bond markets. As the following chart/v/ shows, in early 2000, the investment crowd was enthusiastically buying equity mutual funds, especially those involved with technology, telecommunications, and the internet. In comparison, bond funds were being liquidated at that time. With the benefit of 20-20 hindsight, we can now say that the investment crowd got it wrong three years ago.

                                    [CHART]



What has been happening recently? In recent months, there has been huge interest in bond funds, rivaling the interest in equity mutual funds in early 2000 in terms of extremes. Conversely, equity mutual funds have experienced unprecedented redemptions in recent months and quarters. With interest rates currently at 40-year lows, we think the investment crowd once again may be "getting it wrong." We believe that we will know, on this score, relatively soon.

In short, we anticipate a much improved stock market between now and year-end. We also believe that interest rates for 10-year U.S. Treasury notes could back up (rising), which, if it occurs, would cause mortgage rates to rise as well. If these things happen, the residential real estate market probably would cool in many areas. Some increase in interest rates also would be consistent with an improving economy. This also would reduce the competition from high quality bonds (U.S. Treasuries) and real estate, for stocks.

6 Smith Barney Fundamental Value Fund Inc. |
                    2003 Semi-Annual Report to Shareholders

Thank you for your investment in the Smith Barney Fundamental Value Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

      /s/ John G. Goode              /s/ Peter J. Hable
      John G. Goode                  Peter J. Hable
      Vice President and Investment  Vice President and Investment Officer
      Officer

April 10, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of March 31, 2003 and are subject to change. Please refer to pages 13 through 17 for a list and percentage breakdown of the Fund's holdings.

--------
/i/The Federal Reserve is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
/ii/The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
/iii/The Russell 3000 Index measures the performance of the 3000 largest U.S.
     companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. Please note that an investor cannot invest directly in an index.
/iv/Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
/v/Source: Ned Davis Research, Inc.
/vi/The Wilshire 5000 Total Market Index is the broadest stock market indicator covering the performance of the entire U.S. equity market, which consists of over 7,000 U.S. headquartered equity securities individually weighted by market capitalization. Please note that an investor cannot invest directly in an index.

7 Smith Barney Fundamental Value Fund Inc. |
                    2003 Semi-Annual Report to Shareholders

       SMITH BARNEY FUNDAMENTAL VALUE FUND INC. at a Glance (unaudited)


 TOP TEN HOLDINGS*+

 1. ChevronTexaco Corp...................................... 2.3%
 2. Johnson & Johnson....................................... 2.2
 3. American Express Co..................................... 2.0
 4. Liberty Media Corp., Class A Shares..................... 2.0
 5. Pfizer Inc.............................................. 1.9
 6. Carnival Corp........................................... 1.9
 7. Hewlett-Packard Co...................................... 1.8
 8. Countrywide Financial Corp.............................. 1.8
 9. Hasbro, Inc............................................. 1.8
10. The St. Paul Cos., Inc.................................. 1.7

                          INDUSTRY DIVERSIFICATION*+

                                    [CHART]

Broadcasting and Cable TV                4.5%
Chemicals                                5.0%
Computers and Peripherals                5.5%
Electronic Components - Semiconductors   4.0%
Financial Services                      11.8%
Healthcare                               7.3%
Insurance                                5.6%
Multimedia                               4.8%
Oil and Gas Services                     4.2%
Pharmaceuticals                          6.3%
Other                                   41.0%


                            INVESTMENT BREAKDOWN*++

                                    [CHART]

Repurchase Agreements                          2.8%
Foreign Stock, Convertible Preferred Stock,
Warrants, Corporate Bonds and Notes            2.3%
Common Stock                                  94.9%

* All information is as of March 31, 2003. Please note that the Fund's holdings are subject to change.
+ As a percentage of total common stock.
++As a percentage of total investments.

8 Smith Barney Fundamental Value Fund Inc. |
                    2003 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain       Total
Period Ended          of Period of Period Dividends Distributions   Returns/(1)+/
---------------------------------------------------------------------------------
3/31/03                $ 9.16    $ 9.56     $0.00       $0.00           4.37%++
--------------------------------------------------------------------------------
9/30/02                 11.99      9.16      0.00        0.05         (23.33)
--------------------------------------------------------------------------------
9/30/01                 15.97     11.99      0.00        1.19         (18.52)
--------------------------------------------------------------------------------
9/30/00                 12.90     15.97      0.00        0.83          31.55
--------------------------------------------------------------------------------
9/30/99                 10.07     12.90      0.02        0.72          37.17
--------------------------------------------------------------------------------
9/30/98                 11.37     10.07      0.11        0.52          (6.04)
--------------------------------------------------------------------------------
9/30/97                  9.31     11.37      0.13        0.44          29.53
--------------------------------------------------------------------------------
9/30/96                  8.66      9.31      0.19        0.37          14.73
--------------------------------------------------------------------------------
9/30/95                  8.20      8.66      0.13        0.81          19.94
--------------------------------------------------------------------------------
9/30/94                  8.42      8.20      0.08        0.53           4.92
--------------------------------------------------------------------------------
9/30/93                  7.22      8.42      0.06        0.46          25.23
--------------------------------------------------------------------------------
Total                                       $0.72       $5.92
--------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain       Total
Period Ended          of Period of Period Dividends Distributions   Returns/(1)+/
---------------------------------------------------------------------------------
3/31/03                $ 8.81    $ 9.16     $0.00       $0.00           3.97%++
--------------------------------------------------------------------------------
9/30/02                 11.62      8.81      0.00        0.05         (23.90)
--------------------------------------------------------------------------------
9/30/01                 15.63     11.62      0.00        1.19         (19.16)
--------------------------------------------------------------------------------
9/30/00                 12.73     15.63      0.00        0.83          30.59
--------------------------------------------------------------------------------
9/30/99                 10.01     12.73      0.00        0.72          36.00
--------------------------------------------------------------------------------
9/30/98                 11.31     10.01      0.03        0.52          (6.79)
--------------------------------------------------------------------------------
9/30/97                  9.26     11.31      0.06        0.44          28.62
--------------------------------------------------------------------------------
9/30/96                  8.62      9.26      0.13        0.37          13.82
--------------------------------------------------------------------------------
9/30/95                  8.16      8.62      0.08        0.81          19.19
--------------------------------------------------------------------------------
9/30/94                  8.37      8.16      0.02        0.53           4.21
--------------------------------------------------------------------------------
Inception* -- 9/30/93    7.31      8.37      0.05        0.46          22.82++
--------------------------------------------------------------------------------
Total                                       $0.37       $5.92
--------------------------------------------------------------------------------


    9 Smith Barney Fundamental Value Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES



                    Net Asset Value
                  -------------------
                  Beginning    End     Income   Capital Gain       Total
  Period Ended    of Period of Period Dividends Distributions    Returns/(1)+/
  ----------------------------------------------------------------------------
  3/31/03          $ 8.81    $ 9.15     $0.00       $0.00           3.86%++
  --------------------------------------------------------------------------
  9/30/02           11.61      8.81      0.00        0.05         (23.83)
  --------------------------------------------------------------------------
  9/30/01           15.62     11.61      0.00        1.19         (19.17)
  --------------------------------------------------------------------------
  9/30/00           12.73     15.62      0.00        0.83          30.51
  --------------------------------------------------------------------------
  9/30/99           10.01     12.73      0.00        0.72          36.00
  --------------------------------------------------------------------------
  9/30/98           11.30     10.01      0.03        0.52          (6.70)
  --------------------------------------------------------------------------
  9/30/97            9.26     11.30      0.06        0.44          28.52
  --------------------------------------------------------------------------
  9/30/96            8.62      9.26      0.13        0.37          13.82
  --------------------------------------------------------------------------
  9/30/95            8.16      8.62      0.09        0.81          19.33
  --------------------------------------------------------------------------
  9/30/94            8.37      8.16      0.02        0.53           4.24
  --------------------------------------------------------------------------
  Inception* --
    9/30/93          8.15      8.37      0.00        0.00           2.70++
  --------------------------------------------------------------------------
  Total                                 $0.33       $5.46
  --------------------------------------------------------------------------

   HISTORICAL PERFORMANCE -- CLASS Y SHARES
                    Net Asset Value
                  -------------------
                  Beginning    End     Income   Capital Gain       Total
  Period Ended    of Period of Period Dividends Distributions    Returns/(1)+/
  ----------------------------------------------------------------------------
  3/31/03          $ 9.29    $ 9.72     $0.00       $0.00           4.63%++
  --------------------------------------------------------------------------
  9/30/02           12.11      9.29      0.00        0.05         (23.01)
  --------------------------------------------------------------------------
  9/30/01           16.07     12.11      0.00        1.19         (18.27)
  --------------------------------------------------------------------------
  9/30/00           12.93     16.07      0.00        0.83          32.04
  --------------------------------------------------------------------------
  9/30/99           10.10     12.93      0.06        0.72          37.57
  --------------------------------------------------------------------------
  9/30/98           11.40     10.10      0.16        0.52          (6.78)
  --------------------------------------------------------------------------
  9/30/97            9.32     11.40      0.16        0.44          30.06
  --------------------------------------------------------------------------
  Inception* --
    9/30/96          8.54      9.32      0.00        0.00           9.13**++
  --------------------------------------------------------------------------
  Total                                 $0.38       $3.75
  --------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

10 Smith Barney Fundamental Value Fund Inc. |
                    2003 Semi-Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)



                                         Without Sales Charges/(1)/
                                    --------------------------------
                                    Class A  Class B  Class L Class Y
----------------------------------------------------------------------
Six Months Ended 3/31/03++            4.37%    3.97%    3.86%   4.63%
---------------------------------------------------------------------
Twelve Months Ended 3/31/03         (30.37)  (30.87)  (30.89) (30.02)
---------------------------------------------------------------------
Five Years Ended 3/31/03              1.09     0.32     0.30    1.47
---------------------------------------------------------------------
Ten Years Ended 3/31/03               8.54     7.72      N/A     N/A
---------------------------------------------------------------------
Inception* through 3/31/03           11.25     8.63     7.34    6.61**
---------------------------------------------------------------------

                                          With Sales Charges/(2)/
                                    --------------------------------
                                    Class A  Class B  Class L Class Y
----------------------------------------------------------------------
Six Months Ended 3/31/03++           (0.83)%  (1.03)%   1.82%   4.63%
---------------------------------------------------------------------
Twelve Months Ended 3/31/03         (33.84)  (34.32)  (32.25) (30.02)
---------------------------------------------------------------------
Five Years Ended 3/31/03              0.06     0.16     0.11    1.47
---------------------------------------------------------------------
Ten Years Ended 3/31/03               7.99     7.72      N/A     N/A
---------------------------------------------------------------------
Inception* through 3/31/03           10.99     8.63     7.23    6.61**
---------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+ (UNAUDITED)

                                              Without Sales Charges/(1)/
------------------------------------------------------------------------
Class A (3/31/93 through 3/31/03)                      126.94%
----------------------------------------------------------------------
Class B (Inception* through 3/31/03)                   110.39
----------------------------------------------------------------------
Class L (Inception* through 3/31/03)                    97.89
----------------------------------------------------------------------
Class Y (Inception* through 3/31/03)                    58.24**
----------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception dates for Class A, B, L and Y shares are November 12, 1981, November 6, 1992, August 10, 1993 and October 13, 1995, respectively.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 ** During November 1995 Class Y shares were fully redeemed, therefore performance for Class Y shares represents performance for the period beginning January 30, 1996, which represents the date new share purchases were made into this class.

11 Smith Barney Fundamental Value Fund Inc. |
                    2003 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


Value of $10,000 Invested in Class A Shares of the Smith Barney Fundamental Value Fund Inc. vs.
S&P 500 Index, Russell 3000 Index and Lipper Multi-Cap Value Funds Average+
--------------------------------------------------------------------------------
                           March 1993 -- March 2003

                                     [CHART]

          Smith Barney
          Fundamental
        Value Fund Inc. -                   Russell 3000     Lipper Multi-Cap
         Class A Shares     S&P 500 Index      Index       Value Funds Average
        -----------------   -------------  ------------   -------------------
Mar-93      $ 9,504           $10,000        $10,000           $10,000
Sep-93       10,434            10,307         10,453            10,577
Sep-94       10,947            10,686         10,720            11,043
Sep-95       13,130            13,861         13,863            13,741
Sep-96       15,063            16,676         16,499            15,986
Sep-97       19,511            23,418         22,879            22,026
Sep-98       18,332            25,546         23,938            20,718
Sep-99       25,146            32,646         30,240            24,476
Sep-00       33,080            36,978         35,744            28,079
Sep-01       26,953            27,140         25,767            26,044
Sep-02       20,666            21,586         20,917            21,878
Mar-03       21,569            22,667         21,909            22,467


+Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1993, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2003. The S&P 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The Lipper Multi-Cap Value Funds Average is composed of the Fund's peer group of mutual funds (506 funds as of March 31, 2003). The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

12 Smith Barney Fundamental Value Fund Inc. |
                    2003 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)                              MARCH 31, 2003



    SHARES                       SECURITY                          VALUE
  ---------------------------------------------------------------------------
  COMMON STOCK -- 94.9%
  Advertising -- 0.0%
        4,620 Digital Impact, Inc. (a)                        $         6,745
  ---------------------------------------------------------------------------
  Aerospace and Defense -- 3.4%
    1,000,000 The Boeing Co. (b)                                   25,060,000
      597,200 Goodrich Corp. (b)                                    8,396,632
    1,435,100 Honeywell International Inc.                         30,653,736
    1,300,000 Raytheon Co.                                         36,881,000
  ---------------------------------------------------------------------------
                                                                  100,991,368
  ---------------------------------------------------------------------------
  Auto and Truck Manufacturers -- 1.1%
      400,000 General Motors Corp.                                 13,448,000
      382,500 PACCAR Inc.                                          19,228,275
  ---------------------------------------------------------------------------
                                                                   32,676,275
  ---------------------------------------------------------------------------
  Auto and Truck Parts -- 0.3%
    1,290,000 Delphi Corp.                                          8,810,700
  ---------------------------------------------------------------------------
  Broadcasting and Cable TV -- 4.3%
    1,271,400 Comcast Corp., Class A Shares (a)(b)                 34,950,786
    1,200,000 Cox Communications, Inc., Class A Shares (a)(b)      37,332,000
    5,750,000 Liberty Media Corp., Class A Shares (a)              55,947,500
  ---------------------------------------------------------------------------
                                                                  128,230,286
  ---------------------------------------------------------------------------
  Chemicals -- 4.8%
    1,530,420 Cabot Corp. (b)                                      36,515,821
    1,500,000 The Dow Chemical Co.                                 41,415,000
    2,174,100 Engelhard Corp. (b)                                  46,569,222
      135,200 PT Toba Pulp Lestari Tbk, Sponsored ADR (a)(c)                0
      675,000 Rohm & Haas Co.                                      20,101,500
  ---------------------------------------------------------------------------
                                                                  144,601,543
  ---------------------------------------------------------------------------
  Computer Services -- 1.5%
    5,000,000 Unisys Corp. (a)                                     46,300,000
  ---------------------------------------------------------------------------
  Computer Software -- 1.3%
    3,840,000 Micromuse, Inc. (a)                                  19,968,000
    4,380,000 RealNetworks, Inc. (a)                               18,089,400
  ---------------------------------------------------------------------------
                                                                   38,057,400
  ---------------------------------------------------------------------------
  Computers and Peripherals -- 5.2%
    4,280,000 3Com Corp. (a)                                       21,100,400
      650,000 Electronics for Imaging, Inc. (a)(b)                 11,497,850
    3,405,000 Hewlett-Packard Co.                                  52,947,750
      603,874 International Business Machines Corp.                47,361,838
    4,457,200 Maxtor Corp. (a)(b)                                  25,094,036
  ---------------------------------------------------------------------------
                                                                  158,001,874
  ---------------------------------------------------------------------------
  Diamonds/Precious Stones -- 0.1%
      400,000 WGI Heavy Minerals, Inc. (a)                          2,007,349
  ---------------------------------------------------------------------------
  Diversified Manufacturing -- 0.6%
      453,300 Ingersoll-Rand Co., Class A Shares                   17,492,847
  ---------------------------------------------------------------------------
  Electronic Components - Semiconductors -- 3.8%
    2,110,000 Intel Corp.                                          34,350,800

                      See Notes to Financial Statements.

   13 Smith Barney Fundamental Value Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                  MARCH 31, 2003



  SHARES                                     SECURITY                                      VALUE
-----------------------------------------------------------------------------------------------------
Electronic Components - Semiconductors -- 3.8% (continued)
  1,482,600    Lattice Semiconductor Corp. (a)(b)                                     $    11,178,804
  2,517,600    LSI Logic Corp. (a)                                                         11,379,552
  4,775,000    Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (a)(b)           32,661,000
  1,600,986    Texas Instruments Inc.                                                      26,208,141
-------------------------------------------------------------------------------------------------
                                                                                          115,778,297
-------------------------------------------------------------------------------------------------
Electronic Equipment and Instruments -- 3.1%
  3,381,200    Agilent Technologies, Inc. (a)(b)                                           44,462,780
    209,000    Parker-Hannifin Corp. (b)                                                    8,096,660
 13,725,000    Solectron Corp. (a)(b)                                                      41,449,500
-------------------------------------------------------------------------------------------------
                                                                                           94,008,940
-------------------------------------------------------------------------------------------------
Financial Services -- 11.2%
    884,600    Ambac Financial Group, Inc. (b)                                             44,689,992
  1,700,100    American Express Co.                                                        56,494,323
    640,500    The Bank of New York Co., Inc. (b)                                          13,130,250
  1,000,000    Bank One Corp.                                                              34,620,000
    900,000    Countrywide Financial Corp. (b)                                             51,750,000
    900,000    First American Corp. (b)                                                    21,960,000
    725,600    The Hartford Financial Services Group, Inc.                                 25,606,424
    600,000    MBIA Inc. (b)                                                               23,184,000
    558,000    Merrill Lynch & Co., Inc.                                                   19,753,200
    521,100    Morgan Stanley                                                              19,984,185
    845,705    State Street Corp. (b)                                                      26,749,649
-------------------------------------------------------------------------------------------------
                                                                                          337,922,023
-------------------------------------------------------------------------------------------------
Food and Beverages -- 2.0%
  2,400,000    McDonald's Corp.                                                            34,704,000
    602,212    PepsiCo, Inc.                                                               24,088,480
-------------------------------------------------------------------------------------------------
                                                                                           58,792,480
-------------------------------------------------------------------------------------------------
Healthcare -- 6.9%
  1,082,700    Abbott Laboratories                                                         40,720,347
  1,300,000    Health Net Inc. (a)                                                         34,801,000
    680,000    IMS Health Inc.                                                             10,614,800
  1,106,262    Johnson & Johnson                                                           64,019,382
  1,020,000    McKesson Corp.                                                              25,428,600
    350,000    UnitedHealth Group Inc. (b)                                                 32,084,500
-------------------------------------------------------------------------------------------------
                                                                                          207,668,629
-------------------------------------------------------------------------------------------------
Home Building and Construction Services -- 1.2%
  1,750,000    Clayton Homes, Inc. (b)                                                     19,320,000
  3,000,000    Fleetwood Enterprises, Inc. (a)(b)                                          12,180,000
    115,000    Fluor Corp. (b)                                                              3,873,200
-------------------------------------------------------------------------------------------------
                                                                                           35,373,200
-------------------------------------------------------------------------------------------------
Hotels and Motels -- 0.5%
  1,500,000    Extended Stay America, Inc. (a)                                             15,150,000
-------------------------------------------------------------------------------------------------
Insurance -- 5.3%
    637,600    The Allstate Corp.                                                          21,149,192
    810,000    The Chubb Corp.                                                             35,899,200
  1,000,000    MGIC Investment Corp. (b)                                                   39,270,000

                      See Notes to Financial Statements.

   14 Smith Barney Fundamental Value Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                  MARCH 31, 2003



  SHARES                                     SECURITY                                      VALUE
-----------------------------------------------------------------------------------------------------
Insurance -- 5.3% (continued)
    500,000    Radian Group Inc. (b)                                                  $    16,690,000
  1,500,000    The St. Paul Cos., Inc. (b)                                                 47,700,000
-------------------------------------------------------------------------------------------------
                                                                                          160,708,392
-------------------------------------------------------------------------------------------------
Machinery -- 1.1%
    700,000    Caterpillar Inc. (b)                                                        34,440,000
-------------------------------------------------------------------------------------------------
Metals -- 2.4%
  2,443,519    Alcoa Inc.                                                                  47,355,398
    737,300    Allegheny Technologies, Inc.                                                 2,138,170
  2,093,462    Brush Engineered Materials Inc. (a)                                         10,613,852
  1,337,700    RTI International Metals, Inc. (a)                                          13,109,460
-------------------------------------------------------------------------------------------------
                                                                                           73,216,880
-------------------------------------------------------------------------------------------------
Motion Pictures -- 1.0%
  2,748,000    Metro-Goldwyn-Mayer Inc. (a)(b)                                             28,854,000
-------------------------------------------------------------------------------------------------
Multimedia -- 4.5%
  4,376,000    AOL Time Warner Inc. (a)                                                    47,523,360
  1,750,000    The News Corp. Ltd., Sponsored ADR (b)                                      45,325,000
  2,550,000    The Walt Disney Co.                                                         43,401,000
-------------------------------------------------------------------------------------------------
                                                                                          136,249,360
-------------------------------------------------------------------------------------------------
Oil and Gas Production -- 1.3%
    855,000    Anadarko Petroleum Corp. (b)                                                38,902,500
-------------------------------------------------------------------------------------------------
Oil and Gas Services -- 4.0%
  1,000,000    ChevronTexaco Corp.                                                         64,650,000
  2,000,000    GlobalSantaFe Corp. (b)                                                     41,300,000
    739,800    Halliburton Co.                                                             15,336,054
-------------------------------------------------------------------------------------------------
                                                                                          121,286,054
-------------------------------------------------------------------------------------------------
Paper Products -- 1.1%
    711,900    Weyerhaeuser Co.                                                            34,050,177
-------------------------------------------------------------------------------------------------
Pharmaceuticals -- 6.0%
    893,840    Amarin Corp. PLC, Sponsored ADR (a)                                          2,279,292
  1,072,800    AP Pharma, Inc. (a)                                                          1,126,440
  2,931,124    Aphton Corp. (a)                                                             7,327,810
    614,000    Bentley Pharmaceuticals, Inc. (a)(b)                                         4,924,280
    978,000    Bristol-Myers Squibb Co.                                                    20,665,140
  5,000,000    Elan Corp. PLC, Sponsored ADR (a)(b)                                        13,950,000
  1,000,000    Enzo Biochem, Inc. (a)(b)                                                   13,070,000
  3,000,000    Genelabs Technologies, Inc. (a)(b)                                           3,870,000
    570,700    ICN Pharmaceuticals, Inc. (b)                                                5,084,937
    357,143    Lynx Therapeutics, Inc. (a)                                                    639,286
  1,655,244    NexMed, Inc. (a)(b)                                                          2,019,398
  1,760,000    Pfizer Inc.                                                                 54,841,600
  1,107,500    Schering-Plough Corp.                                                       19,746,725
    846,300    Wyeth (b)                                                                   32,007,066
-------------------------------------------------------------------------------------------------
                                                                                          181,551,974
-------------------------------------------------------------------------------------------------
Photo Equipment and Supplies -- 1.1%
  1,125,900    Eastman Kodak Co. (b)                                                       33,326,640
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

   15 Smith Barney Fundamental Value Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                  MARCH 31, 2003


  SHARES                                  SECURITY                                      VALUE
--------------------------------------------------------------------------------------------------
Real Estate -- 0.2%
    219,100 The St. Joe Co. (b)                                                    $     5,959,520
-------------------------------------------------------------------------------------------------
Recreational Activities and Products -- 2.8%
  1,644,598 Callaway Golf Co. (b)                                                       19,537,824
  2,225,000 Carnival Corp. (b)                                                          53,644,750
    800,000 Royal Caribbean Cruises Ltd. (b)                                            12,024,000
-------------------------------------------------------------------------------------------------
                                                                                        85,206,574
-------------------------------------------------------------------------------------------------
Retail -- 0.5%
    450,000 Costco Wholesale Corp. (a)(b)                                               13,513,500
-------------------------------------------------------------------------------------------------
Retail - Building Products -- 1.2%
  1,500,000 The Home Depot, Inc. (b)                                                    36,540,000
-------------------------------------------------------------------------------------------------
Telecommunication -- 3.4%
  2,500,000 Nippon Telegraph & Telephone Corp., Sponsored ADR                           42,450,000
  1,700,000 SBC Communications Inc.                                                     34,102,000
  1,500,000 Vodafone Group PLC, Sponsored ADR (b)                                       27,330,000
-------------------------------------------------------------------------------------------------
                                                                                       103,882,000
-------------------------------------------------------------------------------------------------
Telecommunication Equipment -- 2.8%
  4,965,000 Motorola, Inc. (b)                                                          41,010,900
  3,170,000 Nokia Oyj, Sponsored ADR (b)                                                44,411,700
-------------------------------------------------------------------------------------------------
                                                                                        85,422,600
-------------------------------------------------------------------------------------------------
Toys -- 3.2%
  3,640,100 Hasbro, Inc. (b)                                                            50,560,989
  2,000,000 Mattel, Inc.                                                                45,000,000
-------------------------------------------------------------------------------------------------
                                                                                        95,560,989
-------------------------------------------------------------------------------------------------
Travel Services -- 0.5%
  1,000,000 Sabre Holdings Corp. (a)(b)                                                 15,910,000
-------------------------------------------------------------------------------------------------
Waste Management Services -- 1.2%
  1,750,000 Waste Management, Inc.                                                      37,065,000
-------------------------------------------------------------------------------------------------
            TOTAL COMMON STOCK (Cost -- $3,220,270,659)                              2,863,516,116
-------------------------------------------------------------------------------------------------
FOREIGN STOCK -- 1.9%
Japan -- 0.7%
    600,000 SONY CORP. (b)                                                              21,342,367
-------------------------------------------------------------------------------------------------
United Kingdom -- 1.2%
  2,000,000 Rio Tinto PLC                                                               37,239,889
-------------------------------------------------------------------------------------------------
            TOTAL FOREIGN STOCK (Cost -- $63,298,642)                                   58,582,256
-------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 0.2%
    649,266 Solectron Corp.                                                              6,784,830
     10,719 Webforia Inc. (a)(d)                                                                 0
-------------------------------------------------------------------------------------------------
            TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $13,947,857)                      6,784,830
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

   16 Smith Barney Fundamental Value Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                  MARCH 31, 2003


   FACE
  AMOUNT                                  SECURITY                                     VALUE
-------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 0.2%
Chemicals and Plastics -- 0.2%
$ 5,000,000 Aphton Corp., Guaranteed Notes, 6.000% due 3/31/05                     $    5,000,000
     25,000 Key Plastics Inc., Guaranteed Notes, Series B, 10.250% due 3/15/07
              (a)(d)(e)                                                                         3
------------------------------------------------------------------------------------------------
            TOTAL CORPORATE BONDS AND NOTES (Cost -- $5,012,889)                        5,000,003
------------------------------------------------------------------------------------------------

 WARRANTS                                 SECURITY                                     VALUE
-------------------------------------------------------------------------------------------------
WARRANTS (a)(c)(d) -- 0.0%
  1,000,000 Lynx Therapeutics, Inc., Expire 4/29/07                                             1
    222,222 NexMed, Inc., Expire 6/28/04                                                        0
     54,818 Webforia Inc., Expire 7/14/05                                                       0
------------------------------------------------------------------------------------------------
            TOTAL WARRANTS (Cost -- $0)                                                         1
------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                  SECURITY                                     VALUE
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 2.8%
$58,614,000 Goldman, Sachs & Co., 1.300% due 4/1/03; Proceeds at maturity --
              $58,616,117; (Fully collateralized by U.S. Treasury Notes and
              Bonds, 3.000% to 9.250% due 4/30/03 to 2/15/16; Market value --
              $59,786,494)                                                             58,614,000
 25,979,000 Morgan Stanley, 1.270% due 4/1/03; Proceeds at maturity --
              $25,979,916; (Fully collateralized by U.S. Treasury Strips, Notes and Bonds, 0.000% to 6.250% due 2/15/04 to 5/15/30; Market value --
              $26,529,000)                                                             25,979,000
------------------------------------------------------------------------------------------------
            TOTAL REPURCHASE AGREEMENTS (Cost -- $84,593,000)                          84,593,000
------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $3,387,123,047*)                    $3,018,476,206
------------------------------------------------------------------------------------------------

(a)Non-income producing security.
(b)All or a portion of this security is on loan (See Note 6).
(c)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d)Fair valued pursuant to procedures adopted by the Board of Directors.
(e)Security is currently in default.
 * Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:
  ADR -- American Depository Receipt

                      See Notes to Financial Statements.

   17 Smith Barney Fundamental Value Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                  MARCH 31, 2003



ASSETS:
  Investments, at value (Cost -- $3,387,123,047)             $3,018,476,206
  Cash                                                                1,216
  Collateral for securities on loan (Note 6)                    502,224,249
  Dividends and interest receivable                               4,673,896
  Receivable for Fund shares sold                                 4,473,505
  Receivable for securities sold                                  3,371,287
---------------------------------------------------------------------------
  Total Assets                                                3,533,220,359
---------------------------------------------------------------------------
LIABILITIES:
  Payable for securities on loan (Note 6)                       502,224,249
  Payable for securities purchased                               17,019,058
  Payable for Fund shares purchased                               2,406,382
  Investment advisory fee payable                                 1,319,616
  Distribution fees payable                                         620,657
  Administration fee payable                                        465,235
  Accrued expenses                                                1,957,567
---------------------------------------------------------------------------
  Total Liabilities                                             526,012,764
---------------------------------------------------------------------------
Total Net Assets                                             $3,007,207,595
---------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                $      322,288
  Capital paid in excess of par value                         3,687,315,427
  Accumulated net investment loss                                  (867,642)
  Accumulated net realized loss from security transactions
   and options                                                 (310,915,637)
  Net unrealized depreciation of investments and foreign
   currencies                                                  (368,646,841)
---------------------------------------------------------------------------
Total Net Assets                                             $3,007,207,595
---------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                       129,281,433
----------------------------------------------------------------------------
  Class B                                                       115,293,534
----------------------------------------------------------------------------
  Class L                                                        71,395,409
----------------------------------------------------------------------------
  Class Y                                                         6,317,517
----------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                      $9.56
----------------------------------------------------------------------------
  Class B *                                                           $9.16
----------------------------------------------------------------------------
  Class L **                                                          $9.15
----------------------------------------------------------------------------
  Class Y (and redemption price)                                      $9.72
----------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 5.26% of net asset value
   per share)                                                        $10.06
----------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value
   per share)                                                         $9.24
---------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

18 Smith Barney Fundamental Value Fund Inc. |
                    2003 Semi-Annual Report to Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED MARCH 31, 2003



INVESTMENT INCOME:
  Dividends                                                   $  24,901,484
  Interest                                                        1,473,919
  Less: Foreign withholding tax                                    (286,300)
--------------------------------------------------------------------------
  Total Investment Income                                        26,089,103
--------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 2)                                     10,731,336
  Investment advisory fee (Note 2)                                8,126,837
  Shareholder servicing fees                                      3,858,458
  Administration fee (Note 2)                                     2,863,623
  Registration fees                                                 439,601
  Custody                                                            90,262
  Shareholder communications                                         75,739
  Directors' fees                                                    59,932
  Audit and legal                                                    32,823
  Other                                                              37,385
--------------------------------------------------------------------------
  Total Expenses                                                 26,315,996
--------------------------------------------------------------------------
Net Investment Loss                                                (226,893)
--------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS AND FOREIGN CURRENCIES (NOTES 3 AND 5):
  Realized Gain (Loss) From:
   Security transactions (excluding short-term securities)     (194,374,025)
   Options written                                                  468,019
   Options purchased                                             (2,063,100)
   Foreign currency transactions                                        252
--------------------------------------------------------------------------
  Net Realized Loss                                            (195,968,854)
--------------------------------------------------------------------------
  Change in Net Unrealized Depreciation From:
   Security transactions                                        318,737,954
   Foreign currency transactions                                     (2,366)
--------------------------------------------------------------------------
  Decrease in Net Unrealized Depreciation                       318,735,588
--------------------------------------------------------------------------
Net Gain on Investments, Options and Foreign Currencies         122,766,734
--------------------------------------------------------------------------
Increase in Net Assets From Operations                        $ 122,539,841
--------------------------------------------------------------------------

                      See Notes to Financial Statements.

19 Smith Barney Fundamental Value Fund Inc. |
                    2003 Semi-Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


For the Six Months Ended March 31, 2003 (unaudited) and the Year Ended September 30, 2002

                                                        2003             2002
-----------------------------------------------------------------------------------
OPERATIONS:
  Net investment loss                              $     (226,893) $   (11,446,600)
  Net realized loss                                  (195,968,854)     (70,886,068)
  (Increase) decrease in net unrealized
   depreciation                                       318,735,588     (918,929,388)
----------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
   Operations                                         122,539,841   (1,001,262,056)
----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 8):
  Net realized gains                                           --      (15,206,484)
----------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to
   Shareholders                                                --      (15,206,484)
----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                    286,994,391    1,350,144,322
  Net asset value of shares issued for
   reinvestment of dividends                                   --       14,200,230
  Cost of shares reacquired                          (376,518,464)    (815,703,703)
----------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Fund
   Share Transactions                                 (89,524,073)     548,640,849
----------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                      33,015,768     (467,827,691)
NET ASSETS:
  Beginning of period                               2,974,191,827    3,442,019,518
----------------------------------------------------------------------------------
  End of period*                                   $3,007,207,595  $ 2,974,191,827
----------------------------------------------------------------------------------
* Includes accumulated net investment loss of:          $(867,642)       $(641,001)
----------------------------------------------------------------------------------

                      See Notes to Financial Statements.

20 Smith Barney Fundamental Value Fund Inc. |
                    2003 Semi-Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. Significant Accounting Policies

Smith Barney Fundamental Value Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and asked price; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; interest income is recorded on an accrual basis; (e) realized gains or losses on the sale of securities are calculated based on the specific identification method; (f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss and accumulated net realized loss amounting to $12,331,998 and $24,479, respectively, has been reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by this adjustment; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward foreign currency contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Investment Advisory Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser of the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.55% on the first $1.5 billion of average daily net assets; 0.50% on the next $0.5 billion; 0.49% on the next $0.5 billion; 0.46% on the next $1.0 billion and 0.38% on the average daily net assets in excess of $3.5 billion. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which it receives a fee calculated at an annual rate of 0.20% on the first $2.0 billion of average daily net assets; 0.16% on the next $0.5 billion; 0.14% on the next $1.0 billion and 0.12% on the average daily net assets in excess of $3.5 billion. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS"), another subsidiary of Citigroup, act as the Fund's sub-

21 Smith Barney Fundamental Value Fund Inc. |
                    2003 Semi-Annual Report to Shareholders
transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the six months ended March 31, 2003, the Fund paid transfer agent fees of $1,817,398 to CTB and PSS.

Effective April 7, 2003, Salomon Smith Barney Inc.'s name changed to Citigroup Global Markets Inc. ("CGM"). CGM and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors. In addition, CGM and certain other broker-dealers, continue to sell Fund shares to the public as a member of the selling group. For the six months ended March 31, 2003, CGM and its affiliates received brokerage commissions of $121,395 on portfolio transactions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended March 31, 2003, CGM and its affiliates received sales charges of approximately $2,297,000 and $320,000 on sales of the Fund's Class A and L shares, respectively.

In addition, for the six months ended March 31, 2003, CDSCs paid to CGM and its affiliates were approximately:

                                    Class A  Class B   Class L
--------------------------------------------------------------
CDSCs                               $1,000  $1,635,000 $72,000
-------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended March 31, 2003, total Distribution Plan fees incurred were:

                                     Class A    Class B    Class L
--------------------------------------------------------------------
Distribution Plan Fees              $1,593,294 $5,647,009 $3,491,033
-------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended March 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term securities, but excluding short-term securities) were as follows:

----------------------------------------------------
Purchases                                $555,184,558
----------------------------------------------------
Sales                                     517,929,474
----------------------------------------------------

At March 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------------------
Gross unrealized appreciation            $ 322,179,732
Gross unrealized depreciation             (690,826,573)
------------------------------------------------------
Net unrealized depreciation              $(368,646,841)
------------------------------------------------------

22 Smith Barney Fundamental Value Fund Inc. |
                    2003 Semi-Annual Report to Shareholders

4. Repurchase Agreements

The Fund purchases U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At March 31, 2003, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

The following covered call option transactions occurred during the six months ended March 31, 2003:

                                    Number of
                                    Contracts   Premiums
----------------------------------------------------------
Options written, outstanding at
 September 30, 2002                      --   $         0
Options written                       9,100     1,984,989
Options cancelled in closing
 purchase transactions               (9,100)   (1,984,989)
---------------------------------------------------------
Options written, outstanding at
 March 31, 2003                          --   $         0
---------------------------------------------------------

23 Smith Barney Fundamental Value Fund Inc. |
                    2003 Semi-Annual Report to Shareholders

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At March 31, 2003, the Fund loaned stocks having a market value of $474,968,040. The Fund received cash collateral amounting to $502,224,249, which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

In addition to the above noted cash collateral, the Fund held securities collateral amounting to $332,565.

Income earned by the Fund from securities lending for the six months ended March 31, 2003 was $299,037.

7. Capital Loss Carryforward

At September 30, 2002, the Fund had, for Federal income tax purposes, a total of approximately $13,803,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below:

                                2005      2006      2007     2008      2010
  ----------------------------------------------------------------------------
  Capital Loss Carryforwards $7,303,000 $883,600 $2,767,800 $40,600 $2,808,000
  ----------------------------------------------------------------------------

8. Distributions Paid to Shareholders by Class

                     Six Months Ended     Year Ended
-                     March 31, 2003  September 30, 2002
--------------------------------------------------------
Net Realized Gains
Class A                     --           $ 5,701,326
Class B                     --             5,918,584
Class L                     --             3,308,795
Class Y                     --               277,779
-------------------------------------------------------
Total                       --           $15,206,484
-------------------------------------------------------

   24 Smith Barney Fundamental Value Fund Inc. | 2003 Semi-Annual Report to
                                 Shareholders

9. Capital Shares

At March 31, 2003, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At March 31, 2003, a significant concentration of Class Y shares were held by other Smith Barney Mutual Funds.

Transactions in shares of each class were as follows:

                          Six Months Ended               Year Ended
                           March 31, 2003            September 30, 2002
                     --------------------------  --------------------------
                        Shares        Amount        Shares        Amount
----------------------------------------------------------------------------
Class A
Shares sold           13,682,560  $ 136,093,573   40,689,655  $ 518,296,450
Shares issued on
 reinvestment                 --             --      399,727      5,404,317
Shares reacquired    (12,731,733)  (124,853,391) (21,691,915)  (261,712,343)
---------------------------------------------------------------------------
Net Increase             950,827  $  11,240,182   19,397,467  $ 261,988,424
---------------------------------------------------------------------------
Class B
Shares sold            9,680,902  $  92,588,088   38,597,960  $ 477,783,628
Shares issued on
 reinvestment                 --             --      429,056      5,607,745
Shares reacquired    (16,761,413)  (158,159,522) (33,212,175)  (391,353,511)
---------------------------------------------------------------------------
Net Increase
 (Decrease)           (7,080,511) $ (65,571,434)   5,814,841  $  92,037,862
---------------------------------------------------------------------------
Class L
Shares sold            5,389,136  $  51,529,391   27,950,204  $ 349,465,653
Shares issued on
 reinvestment                 --             --      243,918      3,188,010
Shares reacquired     (9,553,794)   (89,923,284) (14,121,506)  (162,400,267)
---------------------------------------------------------------------------
Net Increase
 (Decrease)           (4,164,658) $ (38,393,893)  14,072,616  $ 190,253,396
---------------------------------------------------------------------------
Class Y
Shares sold              736,200  $   6,783,339      362,809  $   4,598,591
Shares issued on
 reinvestment                 --             --           12            158
Shares reacquired       (354,304)    (3,582,267)     (18,238)      (237,582)
---------------------------------------------------------------------------
Net Increase             381,896  $   3,201,072      344,583  $   4,361,167
---------------------------------------------------------------------------

25 Smith Barney Fundamental Value Fund Inc. |
                    2003 Semi-Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class A Shares                               2003/(1)(2)/   2002/(2)/   2001/(2)/   2000/(2)/   1999/(2)/   1998/(2)/
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $9.16         $11.99      $15.97      $12.90      $10.07      $11.37
---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                         0.02           0.02        0.06        0.04        0.04        0.09
 Net realized and unrealized gain (loss)       0.38          (2.80)      (2.85)       3.86        3.53       (0.76)
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.40          (2.78)      (2.79)       3.90        3.57       (0.67)
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                           --             --          --          --       (0.02)      (0.11)
 Net realized gains                              --          (0.05)      (1.19)      (0.83)      (0.72)      (0.52)
---------------------------------------------------------------------------------------------------------------
Total Distributions                              --          (0.05)      (1.19)      (0.83)      (0.74)      (0.63)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $9.56         $ 9.16      $11.99      $15.97      $12.90      $10.07
---------------------------------------------------------------------------------------------------------------
Total Return                                   4.37%++      (23.33)%    (18.52)%     31.55%      37.17%      (6.04)%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)         $1,236         $1,176      $1,306      $1,085        $681        $521
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      1.21%+         1.05%       1.02%       1.06%       1.17%       1.15%
 Net investment income                         0.44+          0.17        0.44        0.29        0.35        0.81
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          17%            39%         42%         38%         43%         41%
---------------------------------------------------------------------------------------------------------------
Class B Shares                               2003/(1)(2)/   2002/(2)/   2001/(2)/   2000/(2)/   1999/(2)/   1998/(2)/
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $8.81         $11.62      $15.63      $12.73      $10.01      $11.31
---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                 (0.02)         (0.08)      (0.05)      (0.07)      (0.05)       0.00*
 Net realized and unrealized gain (loss)       0.37          (2.68)      (2.77)       3.80        3.49       (0.75)
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.35          (2.76)      (2.82)       3.73        3.44       (0.75)
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                           --             --          --          --          --       (0.03)
 Net realized gains                              --          (0.05)      (1.19)      (0.83)      (0.72)      (0.52)
---------------------------------------------------------------------------------------------------------------
Total Distributions                              --          (0.05)      (1.19)      (0.83)      (0.72)      (0.55)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $9.16         $ 8.81      $11.62      $15.63      $12.73      $10.01
---------------------------------------------------------------------------------------------------------------
Total Return                                   3.97%++      (23.90)%    (19.16)%     30.59%      36.00%      (6.79)%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)         $1,056         $1,078      $1,354      $1,323        $884        $716
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      2.00%+         1.84%       1.83%       1.84%       1.94%       1.92%
 Net investment income (loss)                 (0.35)+        (0.62)      (0.37)      (0.50)      (0.42)       0.04
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          17%            39%         42%         38%         43%         41%
---------------------------------------------------------------------------------------------------------------

(1)For the six months ended March 31, 2003 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 *   Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 +Annualized.

26 Smith Barney Fundamental Value Fund Inc. |
                    2003 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class L Shares                              2003/(1)(2)/   2002/(2)/   2001/(2)/   2000/(2)/   1999/(2)/    1998/(2)(3)/
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $8.81         $11.61      $15.62      $12.73      $10.01        $11.30
------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                (0.02)         (0.07)      (0.05)      (0.07)      (0.05)         0.00*
 Net realized and unrealized gain (loss)      0.36          (2.68)      (2.77)       3.79        3.49         (0.74)
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.34          (2.75)      (2.82)       3.72        3.44         (0.74)
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          --             --          --          --          --         (0.03)
 Net realized gains                             --          (0.05)      (1.19)      (0.83)      (0.72)        (0.52)
------------------------------------------------------------------------------------------------------------------
Total Distributions                             --          (0.05)      (1.19)      (0.83)      (0.72)        (0.55)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $9.15         $ 8.81      $11.61      $15.62      $12.73        $10.01
------------------------------------------------------------------------------------------------------------------
Total Return                                  3.86%++      (23.83)%    (19.17)%     30.51%      36.00%        (6.70)%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)          $654           $665        $714        $266         $84           $57
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     2.02%+         1.83%       1.82%       1.86%       1.95%         1.93%
 Net investment income (loss)                (0.38)+        (0.60)      (0.38)      (0.47)      (0.43)         0.03
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         17%            39%         42%         38%         43%           41%
------------------------------------------------------------------------------------------------------------------

Class Y Shares                              2003/(1)(2)/   2002/(2)/   2001/(2)/   2000/(2)/   1999/(2)/    1998/(2)/
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $9.29         $12.11      $16.07      $12.93      $10.10        $11.40
------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.05           0.07        0.11        0.08        0.09          0.12
 Net realized and unrealized gain (loss)      0.38          (2.84)      (2.88)       3.89        3.52         (0.74)
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.43          (2.77)      (2.77)       3.97        3.61         (0.62)
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          --             --          --          --       (0.06)        (0.16)
 Net realized gains                             --          (0.05)      (1.19)      (0.83)      (0.72)        (0.52)
------------------------------------------------------------------------------------------------------------------
Total Distributions                             --          (0.05)      (1.19)      (0.83)      (0.78)        (0.68)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $9.72         $ 9.29      $12.11      $16.07      $12.93        $10.10
------------------------------------------------------------------------------------------------------------------
Total Return                                  4.63%++      (23.01)%    (18.27)%     32.04%      37.57%        (6.78)%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)           $61            $55         $68         $81         $81           $63
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     0.74%+         0.70%       0.71%       0.75%       0.82%         0.79%
 Net investment income                        0.91+          0.53        0.76        0.56        0.71          1.15
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         17%            39%         42%         38%         43%           41%
------------------------------------------------------------------------------------------------------------------

(1)For the six months ended March 31, 2003 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

27 Smith Barney Fundamental Value Fund Inc. |
                    2003 Semi-Annual Report to Shareholders

                                 SMITH BARNEY
                          FUNDAMENTAL VALUE FUND INC.



          DIRECTORS                    INVESTMENT ADVISER
          Robert M. Frayn, Jr.         AND ADMINISTRATOR
          Leon P. Gardner              Smith Barney Fund
          R. Jay Gerken, Chairman        Management LLC
          Howard J. Johnson
          David E. Maryatt             DISTRIBUTORS
          Jerry A. Viscione            Citigroup Global Markets Inc.
                                       PFS Distributors, Inc.
          OFFICERS
          R. Jay Gerken                CUSTODIAN
          President and                State Street Bank and
          Chief Executive Officer        Trust Company

          Lewis E. Daidone             TRANSFER AGENT
          Senior Vice President and    Citicorp Trust Bank, fsb.
          Chief Administrative Officer 125 Broad Street, 11th Floor
                                       New York, New York 10004
          Richard L. Peteka
          Chief Financial Officer      SUB-TRANSFER AGENTS
          and Treasurer                PFPC Global Fund Services
                                       P.O. Box 9699
          John G. Goode                Providence, Rhode Island
          Vice President and           02940-9699
          Investment Officer
                                       Primerica Shareholder Services
          Peter J. Hable               P.O. Box 9662
          Vice President and           Providence, Rhode Island
          Investment Officer           02940-9662

          Kaprel Ozsolak
          Controller

          Christina T. Sydor
          Secretary

   Smith Barney Fundamental Value Fund Inc.



 This report is submitted for the general information of shareholders of Smith Barney Fundamental Value Fund Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY FUNDAMENTAL VALUE FUND INC.
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds




 (C) 2003 Citigroup Global Markets Inc. Member NASD, SIPC

 FD01118 5/03                                                            03-4842